TRANSAMERICA IDEX MUTUAL FUNDS

Supplement dated November 16, 2005, to the statement of additional information dated March 1, 2005, as previously supplemented

Please read the following information in conjunction with prior supplements. Defined terms have the same meaning as in the statement of additional information.

* * *

All Funds

The following information supplements, amends and replaces the indicated disclosure in the Statement of Additional Information relating to all the funds discussed therein:

The first paragraph under the section entitled “Other Investment Companies” on page 13 of the Statement of Additional Information is replaced by the following information:

Subject to applicable investment restrictions, a fund may invest in securities issued by other investment companies as permitted under the 1940 Act. A fund may indirectly bear a portion of any investment advisory fees and expenses and distribution (12b-1) fees paid by funds in which it invests, in addition to the advisory fees and expenses paid by the fund.

The first paragraph under the section entitled “Expense Reimbursement” on page 26 of the Statement of Additional Information is replaced by the following information:

TFAI has entered into an expense limitation agreement with Transamerica IDEX on behalf of certain funds, pursuant to which TFAI has agreed to reimburse a fund or waive fees, or both, whenever, in any fiscal year, the total cost to a fund of normal operating expenses chargeable to its income account, including the investment advisory fee but excluding brokerage commissions, interest, taxes and 12b-1 fees, exceeds a certain percentage of the fund’s average daily net assets. That percentage is listed by fund in the following table, as specified for that fund (expense cap). Transamerica IDEX, on behalf of such fund, will at a later date reimburse TFAI for operation expenses previously paid on behalf of such fund during the previous 36 months, but only if, after such reimbursement, the fund’s expense ratio does not exceed the expense cap. The agreement continues automatically for one-year terms unless TFAI provides written notice to Transamerica IDEX prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement. The funds currently included in the agreement are listed as follows:

The first paragraph under the section currently entitled “Portfolio Construction Consultant” on page 35 of the Statement of Additional Information is replaced by the following information entitled “Portfolio Construction Manager”:

Portfolio Construction Manager

Morningstar Associates, LLC (“Morningstar Associates”) located at 225 West Wacker Dr., Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the TA IDEX Asset Allocation – Conservative Portfolio, TA IDEX Asset Allocation – Growth Portfolio, TA IDEX Asset Allocation – Moderate Portfolio and TA IDEX Asset Allocation – Moderate Growth Portfolio while consulting with the TFAI Investment Committee. For the fiscal years ended October 31, 2004, 2003 and 2002, TFAI paid

Morningstar Associates the following amounts: $1,416,197, $365,269 and $110,167, respectively. TFAI compensates Morningstar Associates, LLC 0.10% of the average daily net assets of each Asset Allocation portfolio.

The first paragraph under the section entitled “Fund Transactions and Brokerage” on page 39 of the Statement of Additional Information is replaced by the following information:

Decisions as to the assignment of fund business for each of the funds and negotiation of commission rates are made by a fund’s sub-adviser, whose policy is to obtain the “best execution” of all fund transactions. The Investment Advisory Agreement and Investment Counsel Agreement/Sub-Advisory Agreement for each fund specifically provide that in placing portfolio transactions for a fund, the fund’s sub-adviser may agree to pay brokerage commissions for effecting a securities transaction in an amount higher than another broker or dealer would have charged for effecting that transaction as authorized, under certain circumstances, by the Securities Exchange Act of 1934, as amended (the “1934 Act”).

The first paragraph under the section entitled “Trustees and Officers” on page 44 of the Statement of Additional Information is replaced by the following information:

The Trustees and executive officers of Transamerica IDEX are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of the shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of Transamerica IDEX by its officers. The Board also reviews the management of each fund’s assets by the investment adviser and its respective sub-adviser. Transamerica IDEX is part of a Fund Complex which consists of Transamerica IDEX, AEGON/Transamerica Series Trust (“ATST”), and Transamerica Income Shares, Inc. (“TIS”), and consists of 88 funds/portfolios as of the date of this SAI.

The second individual described under the section entitled “Officers” on page 46 of the Statement of Additional Information is replaced by the following information:

Glenn E. Brightman (DOB 12/01/72)	Vice President & Principal Financial Officer	November 2005 - present

Vice President and Principal Financial Officer, ATST and TIS (November 2005-present); Vice President and Interim Principal Financial Officer, TII (May 2005 – present); Vice President and Interim Principal Financial Officer, ATST and TIS (May 2005 – November 2005); Manager – Mutual Fund Accounting, The Vanguard Group, Inc.(1996-2005)

The first paragraph under the section entitled “Committees of the Board” on page 46 of the Statement of Additional Information is replaced by the following information:

The Trustees are responsible for major decisions relating to each fund’s objective, policies and techniques. They review investment decisions, although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit, Nominating, Valuation Oversight, Governance, Contract Review, Compensation and Proxy Voting Committees. Each committee is composed of members who are Independent Trustees.

The disclosures in the section entitled “Shareholder Communication Procedures with Board of Trustees” on page 50 of the Statement of Additional Information are replaced by the following information:

The Board of Trustees (the “Board”) of the funds has adopted these procedures by which shareholders of the funds may send written communications to the Board. Shareholders may mail written communications to the Board, addressed to the care of the Secretary of the funds (“Secretary”), as follows:

Board of Trustees

Transamerica IDEX Mutual Funds

c/o Secretary

570 Carillon Parkway

St. Petersburg, Florida 33716

Each shareholder communication must (i) be in writing and be signed by the shareholder, (ii) identify the fund to which it relates, and (iii) identify the class (if applicable) held by the shareholder. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. With respect to each properly submitted shareholder communication, the Secretary shall either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication (i) does not reasonably relate to a fund or its operation, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in a fund, or (ii) is ministerial in nature (such as a request for fund literature, share data or financial information).

The first paragraph under the section entitled “Distribution Fees” on page 53 of the Statement of Additional Information is replaced by the following information:

Total distribution expenses incurred by AFSG for the costs of promotion and distribution with respect to Class A, B and C shares for the funds for the fiscal year ended October 31, 2004 were as follows:

The third and fourth paragraphs under the section entitled “Net Asset Value Determination” on page 61 of the Statement of Additional Information are replaced by the following information:

Purchase orders received in good order and accepted and redemption orders received in good order before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV as determined at the close of the NYSE that day (plus or minus applicable sales charges and/or redemption fees). Purchase and redemption requests received after the NYSE is closed receive the NAV determined as of the close of the NYSE the next day the NYSE is open. Purchase and redemption requests by telephone are deemed received when the telephone call is received.

Orders for shares of the TA IDEX Asset Allocation funds and corresponding orders for the TA IDEX underlying funds in which they invest are priced on the same day when orders for shares of the TA IDEX Asset Allocation Funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the TA IDEX Asset Allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding shares of the TA IDEX underlying funds on the same day, so that both orders generally will receive a day’s NAV.

The first paragraph under the section entitled “Financial Statements” on page 80 of the Statement of Additional Information is replaced by the following information:

Audited financial statements for the funds for the fiscal year ended October 31, 2004 are incorporated by reference from the Transamerica IDEX Annual Report dated October 31, 2004. Additionally, the restated audited financial statements for TA IDEX Transamerica Money Market for the fiscal year ended October 31, 2004 are incorporated herein by reference.

All references to “AEGON/Transamerica Series Fund” or “ATSF” in the Statement of Additional Information shall be revised, amended and replaced so that all such references shall be references to “AEGON/Transamerica Series Trust” or “ATST”, respectively.

The following information supplements, amends and replaces the indicated disclosure in the Statement of Additional Information relating to TA IDEX TRANSAMERICA MONEY MARKET:

Footnote 1 to the reference to TA IDEX TRANSAMERICA MONEY MARKET in the chart depicting the Advisory Fees under the section entitled “Expense Reimbursement” on page 28 has been deleted.

Footnote 1 to the reference to TA IDEX TRANSAMERICA MONEY MARKET in the chart depicting the Underwriting Commissions under the section entitled “Distributor” on page 36 has been deleted.

* * *

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE USE

S:\fundcomp\REORGANIZATION\SEC Filings\Supplements (Stickers)\2005\IDEX\IDEX - SAI Sticker November 2005withoutMarks.DOC